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                                                                 EXHIBIT 10.03




                            EIGHTH AMENDMENT TO THE
                            EMPLOYMENT AGREEMENT OF
                                  JOHN C. GOFF



         This EIGHTH AMENDMENT TO THE EMPLOYMENT AGREEMENT OF JOHN C. GOFF (the "Eighth Amendment"), is dated April 10, 2001 and effective as of January 1, 2001, is entered into by and between the undersigned parties. Except as the context may otherwise require, any terms used in this Eighth Amendment which are defined in the Effective Agreement (as hereinafter defined) shall have the same meaning for purposes of this Eighth Amendment as in the Effective Agreement.

                                   WITNESSETH:

         WHEREAS, Rainwater, Inc., a Texas corporation, entered into that certain Employment Agreement with John C. Goff ("Goff") dated April 15, 1994 (the "Original Agreement"); and

         WHEREAS, Rainwater, Inc. subsequently assigned the Original Agreement to Crescent Real Estate Equities Limited Partnership, a Delaware limited partnership (the "Operating Partnership"), pursuant to that certain Management Functions Conveyance Agreement between Rainwater, Inc. and the Operating Partnership dated May 4, 1994; and

         WHEREAS, the Original Agreement was amended by the First Amendment to the Employment Agreement of John C. Goff dated July 1, 1995 (the "First Amendment"); and

         WHEREAS, the First Amendment was amended by the Second Amendment to the Employment Agreement of John C. Goff dated March 15, 1996 (the "Second Amendment"); and

         WHEREAS, the Second Amendment was amended by the Third Amendment to the Employment Agreement of John C. Goff dated March 3, 1997 (the "Third Amendment"); and

         WHEREAS, the Third Amendment was amended by the Fourth Amendment to the Employment Agreement of John C. Goff dated June 23, 1997 (the "Fourth Amendment"); and

         WHEREAS, the Fourth Amendment was amended by the Fifth Amendment to the Employment Agreement of John C. Goff dated March 9, 1998 (the "Fifth Amendment"); and

         WHEREAS, the Fifth Amendment was amended by the Sixth Amendment to the Employment Agreement of John C. Goff dated June 11, 1999 (the "Sixth Amendment"); and

         WHEREAS, the Sixth Amendment was amended by the Seventh Amendment to the Employment Agreement of John C. Goff dated September 28, 1999 (the "Effective Agreement"); and

         WHEREAS, Crescent Real Estate Equities, Ltd. ("Crescent, Ltd.") is the general partner of the Operating Partnership; and




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         WHEREAS, Crescent, Ltd. is the wholly owned subsidiary of Crescent Real
Estate Equities Company, a Texas real estate investment trust ("CREE"), and CREE owns a majority of the limited partner interests in the Operating Partnership; and

         WHEREAS, on September 28, 1999, the Executive Compensation Committee of the Board of Trust Managers of CREE determined that the Effective Agreement should be amended to provide for an annual salary of $750,000 be paid to Goff, commencing January 1, 2001, in reward for services rendered to Crescent, Ltd. and the Operating Partnership and for Goff's contributions to the success and prosperity of Crescent, Ltd. and the Operating Partnership; and

         WHEREAS, the undersigned parties, consisting of all of the parties to the Effective Agreement, desire to amend the Effective Agreement to reflect the increase in Goff's annual salary;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound, hereby agree as follows:

         1. The Effective Agreement be amended to provide for an annual salary in the amount of $750,000 be paid to Goff, commencing January 1, 2001, as provided pursuant to the terms of the Effective Agreement.

         2. Except as herein amended, the Effective Agreement is hereby ratified, confirmed and affirmed for all purposes and in all respects.

         3. This Eighth Amendment may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart.

         IN WITNESS WHEREOF, the undersigned parties have executed this Eighth Amendment as of the date first written above.


                           JOHN C. GOFF

                            /s/ JOHN C. GOFF
                           ----------------------------------------------------

                           CRESCENT REAL ESTATE EQUITIES LIMITED
                           PARTNERSHIP, a Delaware limited partnership

                           By: Crescent Real Estate Equities, Ltd.,
                               a Delaware corporation, its sole general partner


                            By:  /s/ David M. Dean
                               ---------------------------------------------
                               David M. Dean
                               Executive Vice President, Law and Administration



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